SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report January 30, 2004

(Date of Earliest event reported)

First Northern Community Bancorp

(Exact name of registrant as specified in its charter)

California	68-0450397
(State of Incorporation)	(IRS Employer ID Number)

000-30707

(Commission File No.)

First Northern Community Bancorp
195 North First Street, P.O. Box 547, Dixon, California	95620
(Address of principal executive offices)	(Zip Code)

(707) 678-3041

(Registrant’s telephone number, including area code)

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1        Earnings Press Release, dated January 30, 2004

ITEM 9. REGULATION FD DISCLOSURE

On January 30, 2004, First Northern Community Bancorp issued a press release concerning financial results for the fourth quarter of 2003, a copy of which is included as Exhibit 99.1 and incorporated herein by reference. The information included in this section is also intended to be included under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216. The Information included herein and in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed Incorporated by reference in any filing under the Securities Act of 1933.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2004		First Northern Community Bancorp
(Registrant)

	By:	/s/ Louise A. Walker
Louise A. Walker Senior Vice President Chief Financial Officer